UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6083

Name of Registrant: Vanguard Ohio Tax-Free Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

Vanguard® Ohio Tax-Exempt Funds Annual Report

November 30, 2007

Vanguard Ohio Tax-Exempt Money Market Fund

Vanguard Ohio Long-Term Tax-Exempt Fund

>	For the fiscal year ended November 30, 2007, Vanguard Ohio Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers.

>	Vanguard Ohio Long-Term Tax-Exempt Fund returned 2.7%, which lagged the fund’s benchmark index but outperformed the peer-group average.

>

After rising for three years, interest rates began to decline in midsummer as investors became more concerned about the larger impact of subprime lending woes. The Federal Reserve Board stepped in during, and after, the period, lowering interest rate targets to address concerns about liquidity and a slowing economy.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Ohio Tax-Exempt Money Market Fund	10
Ohio Long-Term Tax-Exempt Fund	23
About Your Fund’s Expenses	41
Glossary	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Ohio Tax-Exempt Money Market Fund	VOHXX	3.6%
SEC 7-Day Annualized Yield: 3.52%
Taxable-Equivalent Yield: 5.80%[1]
Average Ohio Tax-Exempt Money Market Fund[2]		3.1

Vanguard Ohio Long-Term Tax-Exempt Fund	VOHIX	2.7%
SEC 30-Day Annualized Yield: 3.93%
Taxable-Equivalent Yield: 6.47%[1]
Lehman 10 Year Municipal Bond Index		3.5
Average Ohio Municipal Debt Fund[2]		1.5

Your Fund’s Performance at a Glance
November 30, 2006–November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Ohio Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.036	$0.000
Long-Term	12.11	11.88	0.510	0.036

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum Ohio state income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The past fiscal year was a tale of two markets. For most of this period, concerns about inflation drove interest rates higher (and bond prices lower), especially at the longer end of the maturity spectrum. Beginning in midsummer, however, as the subprime mortgage crisis reverberated through the markets, investors bid up ultra-safe U.S. Treasury securities, driving their yields lower. These interest rate dynamics were less pronounced in the tax-exempt bond market, and on balance, municipal securities lagged their Treasury counterparts. As municipal bond prices declined, their tax-exempt yields increased to exceptionally attractive levels relative to taxable bond yields.

In this environment, Vanguard Ohio Tax-Exempt Money Market Fund outperformed the Ohio Long-Term Tax-Exempt Fund and returned 3.6% for the 12 months ended November 30. The Money Market Fund’s yield at year-end was 3.52%, a taxable-equivalent yield of 5.80% for investors in the highest federal income tax bracket. The fund maintained a net asset value of $1 per share, as is expected but not guaranteed.

Vanguard Ohio Long-Term Tax-Exempt Fund returned a respectable 2.7% for the fiscal year, as interest income more than offset a modest decline in share price. As of November 30, the fund’s yield was 3.93% (up from 3.74% a year ago). For investors in the highest income tax bracket, the taxable-equivalent yield was 6.47%.

Please note: Although the funds’ income distributions are expected to be exempt from federal and Ohio state income taxes, a portion of these distributions may be subject to the alternative minimum tax.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and as the bonds’ prices rose, their yields fell. Declines in Treasury yields were steepest at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two separate occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

The broad taxable bond market returned 6.0% for the year. Returns from tax-exempt municipal bonds were lower, at 2.7%.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months. These gains came despite a recession in housing and growing problems among subprime mortgage-loan lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

CPI
Consumer Price Index	4.3%	3.2%	3.0%

stock market was quite volatile, as crude oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

International stocks continued to outperform domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific regions—excluding Japan, where returns were slight. The dollar’s ongoing weakness further enhanced international markets’ gains for U.S.-based investors.

Portfolios skillfully navigated choppy waters in the period

During the second half of fiscal-year 2007, U.S. Treasury securities outperformed almost all other fixed income investments, from below-investment-grade bonds to AAA tax-exempt securities. Investors seeking refuge in virtually risk-free securities drove Treasury yields lower and prices higher. The relative performance of muni bonds was also held in check by a significant increase in supply. Municipal new-issue volume increased 17.8% during fiscal-year 2007 and is on track to reach a calendar-year record.

Compared with Treasury bonds, interest rate movements among tax-exempt bonds were more subdued, though still significant. For most of the year, tax-exempt money

Expense Ratios[1]
Your fund compared with its peer group
		Peer
Ohio Tax-Exempt Fund	Fund	Group
Money Market	0.10%	0.63%
Long-Term	0.13	1.11

1 Fund expense ratios reflect the 12 months ended November 30, 2007. Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; and for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2006.

market rates remained at or near their highest level since 2000. As rates fell, in advance of the Federal Reserve’s September and October rate cuts, the yield of the Ohio Tax-Exempt Money Market Fund also declined, although it ended 6 basis points (0.06 percentage point) higher than a year ago. For the 12 months ended November 30, the fund returned 3.6%, besting the average return of its peers. The fund benefited from very low operating costs and its advisor’s focus on the market’s highest-quality securities.

The midsummer reversal in interest rates helped the Ohio Long-Term Tax-Exempt Fund finish the fiscal year on a positive note. Rising rates in the first half of the fiscal year put pressure on the fund’s portfolio, keeping its total return to just 0.2% for the period. Later in the year, however, falling interest rates (or, put differently, rising prices) combined with interest income to help the fund deliver a 2.7% return for the full 12-month period. Although the fund trailed its benchmark index, it outperformed the average return for competing Ohio municipal bond funds. Compared with the index, your fund’s slightly longer duration—a measure of interest rate sensitivity—acted as a headwind to performance; interest rates of longer-term bonds ended the year higher, despite falling from their mid-year peaks, which put pressure on longer-maturity bond prices.

Total Returns
Ten Years Ended November 30, 2007
		Average
		Annual Return
		Average
	Vanguard	Competing
Ohio Tax-Exempt Fund	Fund	Fund[1]
Money Market	2.6%	2.2%
Long-Term	5.2	4.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the Ohio Tax-Exempt Money Market Fund, the Average Ohio Tax-Exempt Money Market Fund; and for the Ohio Long-Term Tax-Exempt Fund, the Average Ohio Municipal Debt Fund. Peer-group returns are derived from data provided by Lipper Inc.

Low expenses help sustain long-term performance

Over time, Vanguard’s emphasis on high-quality securities, prudent portfolio management, and low costs has produced impressive results relative to competing tax-exempt portfolios.

For the ten years ended November 30, the Ohio Tax-Exempt Money Market Fund earned an average annual return of 2.6%, outperforming its peers. The fund thus continued to deliver superior tax-exempt returns, provide liquidity, and preserve principal. Low costs are especially critical in the money market arena, where generally low short-term yields and the limited variety of securities constrain a fund’s ability to offset the deleterious impact of high costs.

The Ohio Long-Term Tax-Exempt Fund earned an average annual return of 5.2% over the ten years ended November 30, transforming a hypothetical initial investment of $10,000 made ten years ago into $16,673. By comparison, an equal investment in the average competing fund would have grown to $14,956. The Ohio Long-Term Tax-Exempt Fund also benefits from Vanguard’s low costs, which enable the portfolio managers to focus their efforts on identifying high-quality securities from hundreds of diverse municipal issuers.

Income and quality are anchors for diversified portfolios

Over the past year, both equity and fixed income markets have experienced increased volatility. Because market cycles are hard to predict with accuracy, Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs.

Fixed income investments have an important role to play in a balanced, diversified portfolio. A fixed income allocation can moderate the volatility of an all-stock portfolio while generating a steady stream of income. For investors in higher tax brackets, municipal bonds can be an especially attractive option.

Along with an experienced portfolio management team, your fund’s advisor, Vanguard Fixed Income Group, has a large and experienced credit analysis group that independently evaluates high-quality municipal securities issued by a broad cross section of Ohio state and local governments as well as regional authorities. And, by keeping expenses low, the advisor helps investors keep more of the funds’ returns. Both the Ohio Tax-Exempt Money Market Fund and the Ohio Long-Term Tax-Exempt Fund can play important roles in helping you build a diversified portfolio to achieve your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 13, 2007

Advisor’s Report

For the fiscal year ended November 30, 2007, Vanguard Ohio Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers. Vanguard Ohio Long-Term Tax-Exempt Fund returned 2.7%, lagging the fund’s benchmark index but outperforming the peer-group average.

The investment environment

Over the past year, the U.S. economy has expanded slightly below its potential long-run growth rate. The Commerce Department’s estimate of growth in real gross domestic product (GDP) for the 12 months ended September 30, 2007, was 2.8%. Robust GDP growth in the July–September quarter was fueled by surging global demand for U.S. exports (made more attractive by a relatively weak dollar) and an expanding service sector.

Consumer spending, adjusted for inflation, grew at a 2.9% pace for the 12 months ended November 30, thanks to rising incomes and a fairly tight labor market. Consensus expectations point to a moderation in real GDP growth going forward as the housing recession continues and the attendant “credit crunch” increases financing costs.

The rate of consumer inflation accelerated toward the end of 2007 as food and energy prices rose. For the 12 months ended November 30, the Consumer Price Index (CPI) increased 4.3%. Expectations for core CPI inflation (excluding food and energy prices) are for a modest and gradual deceleration toward or even below 2% in coming months.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2006	2007
2 years	3.45%	3.18%
5 years	3.43	3.26
10 years	3.56	3.62
30 years	3.91	4.32

Yields of U.S. Treasury Securities
	November 30,	November 30,
Maturity	2006	2007
2 years	4.61%	3.00%
5 years	4.45	3.39
10 years	4.46	3.94
30 years	4.56	4.38

Source: Vanguard.

Following its 50-basis-point reduction in the federal funds target rate in September, the Federal Reserve Board again lowered its target, by 25 basis points, to 4.5% on October 31. On December 11, after the end of the fiscal year, the Fed reduced the target rate by another 25 basis points to 4.25%. In its statement at that time, the Fed commented that “economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending,” although recent actions “should help promote moderate growth over time.” Many financial market participants expect further reductions in the federal funds rate in 2008, given expectations for slower growth, stable core inflation rates, and ongoing concerns about credit availability.

Impact of subprime lending woes

Over the 12 months ended November 30, municipal bonds underperformed U.S. Treasuries across the yield curve. This reflected a global “flight to quality” that produced a rally in Treasuries as the subprime lending crisis continued to unnerve the credit markets. The relative underperformance of municipal bonds was exacerbated by credit concerns surrounding some of the municipal insurance companies that backstop many AAA-rated municipal bonds. The net effect of these forces was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels on an after-tax basis.

For fiscal-year 2007, total tax-exempt issuance increased 24.6% to $451.9 billion. At the end of the period, municipal market issuance appeared headed toward a calendar-year record. In Ohio, total tax-exempt issuance grew 61.8%, a much larger increase than the nationwide trend.

Management of the funds

Yields rose in the Ohio Tax-Exempt Money Market Fund during the first half of the fiscal year, then fell in the second half, finishing the period mostly unchanged. The fund outperformed the average return of its peer group by 0.50 percentage point, benefiting from our emphasis on the market’s highest-quality securities and the fund’s low expenses. The Ohio Long-Term Tax-Exempt Fund’s performance reflected these same characteristics, outpacing the peer-group average. On an absolute basis, however, the fund’s 2.7% return was modest, as rising interest rates for longer-term bonds put pressure on the portfolio’s holdings.

About half of all outstanding municipal debt is guaranteed by various insurance companies. Recent news about some of these companies has brought into question the durability of AAA ratings, given the insurers’ exposure to guaranteed residential mortgage-backed securities. It is important to remember that the decision to invest in insured bonds and money market instruments depends first and foremost on the quality of the underlying tax-exempt issuer.

As a matter of course, Vanguard always looks carefully beneath the surface, to an evaluation of the underlying credit as the key factor in the purchase of a tax-exempt instrument. Our large and experienced municipal credit group conducts a focused and diligent examination of all holdings, and we believe our shareholders can continue to rely on the rigorous review and oversight process that is consistent with our funds’ objectives.

We expect that our funds’ combination of low costs, prudent management, and bias toward high-quality issues will continue to produce more-than-competitive returns.

Marlin G. Brown, Portfolio Manager

John M. Carbone, Principal

Vanguard Fixed Income Group

December 18, 2007

Ohio Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2007

Financial Attributes

Yield	3.5%
Average Weighted Maturity	31 days
Average Quality[1]	MIG-1
Expense Ratio	0.10%

Distribution by Credit Quality[2] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	89.0%
P-1/A-1/SP-1/F-1	9.9
AAA/AA	1.1

1 Moody’s Investors Service.

2 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch.

See page 43 for a glossary of investment terms.

Ohio Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown reflects the current earnings of the fund more closely than do the average annual returns.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Tax-Exempt Money Market Fund[1]	3.63%	2.23%	2.59%	$12,912
Average Ohio Tax-Exempt Money Market Fund[2]	3.13	1.77	2.19	12,415

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

Ohio Tax-Exempt Money Market Fund

Fiscal Year Total Returns (%): November 30, 1997–November 30, 2007
		Average
		Fund[1]
Fiscal	Total	Total
Year	Return	Return
1998	3.4%	3.1%
1999	3.0	2.8
2000	4.0	3.6
2001	3.0	2.6
2002	1.4	1.0
2003	0.9	0.6
2004	1.1	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
SEC 7-Day Annualized Yield (11/30/2007): 3.52%

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Ohio Tax-Exempt Money Market Fund[2]	6/18/1990	3.63%	2.16%	2.59%

1 Returns for the Average Ohio Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000. Note: See Financial Highlights table on page 21 for dividend information.

Ohio Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
Municipal Bonds (99.1%)
1	Akron OH Income Tax Rev.
	(Community Learning Center) TOB VRDO	3.670%	12/7/07	(3)	4,310	4,310
	Brunswick OH BAN	4.500%	5/8/08		3,350	3,362
	Butler County OH BAN	4.250%	8/7/08		4,335	4,349
	Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/08	(4)(Prere.)	4,000	4,110
	Butler County OH Transp. Improvement Dist. Rev.	6.000%	4/1/08	(4)(Prere.)	2,320	2,384
1	Butler County OH Waterworks Rev. TOB VRDO	3.660%	12/7/07	(2)	5,040	5,040
	Central Ohio Solid Waste Auth. BAN	4.000%	7/25/08		16,000	16,051
1	Cincinnati OH City School Dist. GO TOB VRDO	3.620%	12/7/07	(3)	17,190	17,190
1	Cincinnati OH City School Dist. GO TOB VRDO	3.660%	12/7/07	(4)	6,530	6,530
1	Cincinnati OH City School Dist. GO TOB VRDO	3.680%	12/7/07	(3)	8,761	8,761
1	Cincinnati OH City School Dist. TOB VRDO	3.720%	12/7/07	(4)	12,600	12,600
1	Cincinnati OH Water System Rev. TOB VRDO	3.660%	12/7/07		2,610	2,610
1	Cincinnati OH Water System Rev. TOB VRDO	3.670%	12/7/07		2,255	2,255
1	Cleveland OH GO TOB VRDO	3.820%	12/7/07	(3)	6,020	6,020
	Cleveland OH School Dist. GO BAN	4.000%	12/6/07		29,500	29,501
1	Cleveland OH Water Works Rev. TOB VRDO	3.660%	12/7/07	(1)	3,700	3,700
	Cleveland OH Water Works Rev. VRDO	3.600%	12/7/07	(4)	3,000	3,000
	Cleveland-Cuyahoga County OH Port Auth. Rev.
	(Museum of Art) VRDO	3.600%	12/7/07		11,600	11,600
	Cleveland-Cuyahoga County OH Port Auth. Rev.
	(Museum of Art) VRDO	3.600%	12/7/07		5,000	5,000
	Clinton County OH Hosp. Rev.
	(Kettering Medical Center) VRDO	3.620%	12/7/07	LOC	3,855	3,855
	Clinton County OH Hosp. Rev.
	(Memorial Hosp.) VRDO	3.600%	12/7/07	LOC	22,300	22,300
	Clinton County OH Hosp. Rev.
	(Memorial Hosp.) VRDO	3.620%	12/7/07	LOC	5,350	5,350
1	Columbus OH City School Dist. School Fac.
	Construction & Improvement GO TOB VRDO	3.600%	12/7/07	(4)	5,490	5,490
1	Columbus OH City School Dist. School Fac.
	Construction & Improvement GO TOB VRDO	3.820%	12/7/07	(4)	4,445	4,445
1	Columbus OH City School Dist. TOB VRDO	3.620%	12/7/07	(4)	5,230	5,230
1	Columbus OH City School Dist. TOB VRDO	3.670%	12/7/07	(4)	3,400	3,400
1	Columbus OH City School Dist. TOB VRDO	3.680%	12/7/07	(4)	3,120	3,120
1	Columbus OH GO TOB VRDO	3.660%	12/7/07		6,000	6,000
1	Columbus OH GO TOB VRDO	3.660%	12/7/07		4,360	4,360
	Columbus OH Regional Airport Auth.
	Airport Refunding Rev. (Oasbo Expanded
	Asset Program) VRDO	3.600%	12/7/07	LOC	36,735	36,735

Ohio Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Cuyahoga County OH Hosp. Rev.
	(Cleveland Clinic Foundation) VRDO	3.520%	12/3/07		2,500	2,500
	Cuyahoga Falls OH BAN	4.000%	12/13/07		14,000	14,001
2	Cuyahoga Falls OH BAN	3.750%	12/11/08		3,750	3,765
	Delaware County OH Port Auth. Econ.
	Dev. Rev. (Columbus Zoological Park) VRDO	3.630%	12/7/07	LOC	5,850	5,850
	Franklin County OH Convention Center Rev.	0.000%	12/1/07	(1)	4,355	4,355
1	Franklin County OH Convention Fac. Rev.
	TOB VRDO	3.670%	12/7/07		7,615	7,615
1	Franklin County OH GO TOB VRDO	3.660%	12/7/07		12,500	12,500
	Franklin County OH Hosp. Rev.
	(U.S. Health Corp.) VRDO	3.580%	12/7/07	LOC	1,025	1,025
	Green City OH BAN	4.500%	7/16/08		8,357	8,395
	Greene County OH BAN	4.250%	5/21/08		1,822	1,827
	Greene County OH BAN	4.100%	11/18/08		3,280	3,301
1	Greene County OH Sewer System Rev. TOB VRDO	3.680%	12/7/07	(2)	10,460	10,460
1	Hamilton County OH Sales Tax Rev. TOB VRDO	3.660%	12/7/07	(2)	5,000	5,000
1	Hamilton County OH Sales Tax Rev. TOB VRDO	3.660%	12/7/07	(2)	3,485	3,485
1	Hamilton County OH Sales Tax Rev. TOB VRDO	3.680%	12/7/07	(2)	5,600	5,600
1	Hamilton County OH Sales Tax Rev. TOB VRDO	3.680%	12/7/07	(2)	24,450	24,450
1	Hamilton County OH Sewer System Rev. TOB VRDO	3.660%	12/7/07	(1)	5,455	5,455
1	Hamilton OH City School Dist. GO TOB VRDO	3.680%	12/7/07	(4)	19,730	19,730
1	Hilliard OH School Dist. TOB VRDO	3.660%	12/7/07	(1)	8,550	8,550
	Huron County OH Hosp. Fac. Rev.
	(Fisher-Titus Medical Center) VRDO	3.600%	12/7/07	LOC	3,300	3,300
	Independence OH BAN	4.500%	5/2/08		8,300	8,328
1	Lakewood OH City School Dist. GO TOB VRDO	3.670%	12/7/07	(4)	4,000	4,000
1	Lakota OH Local School Dist. TOB VRDO	3.680%	12/7/07	(3)	16,420	16,420
1	Licking County OH Joint Vocational
	School Dist. TOB VRDO	3.820%	12/7/07	(1)	2,085	2,085
	Lorain County OH Sewer System BAN	4.500%	8/15/08		2,400	2,413
1	Marysville OH Exempt Village School
	Dist. TOB VRDO	3.820%	12/7/07	(1)	5,355	5,355
1	Marysville OH Exempt Village School
	Dist. TOB VRDO	3.820%	12/7/07	(1)	4,850	4,850
	Mason OH BAN	4.250%	3/13/08		2,600	2,604
	Mason OH BAN	4.500%	5/22/08		1,000	1,004
	Mason OH BAN	4.500%	5/22/08		2,450	2,459
	Mason OH BAN	4.500%	6/4/08		2,000	2,008
	Mason OH BAN	4.500%	6/19/08		5,600	5,624
	Mason OH BAN	4.500%	6/26/08		1,750	1,757
	Mason OH BAN	4.500%	7/2/08		2,175	2,184
1	Miami Univ. of Ohio General Receipts Rev.
	TOB VRDO	3.660%	12/7/07	(2)	4,275	4,275
	Montgomery County OH Rev.
	(Catholic Health Initiatives) VRDO	3.570%	12/7/07		3,600	3,600
	Montgomery County OH Rev.
	(Catholic Health Initiatives) VRDO	3.580%	12/7/07		10,000	10,000
1	Northeast Ohio Regional Sewer Dist. Rev.
	TOB VRDO	3.660%	12/7/07	(1)	19,770	19,770
1	Northeast Ohio Regional Sewer Dist. Rev.
	TOB VRDO	3.660%	12/7/07	(1)	10,355	10,355
1	Northeast Ohio Regional Sewer Dist. Rev.
	TOB VRDO	3.660%	12/7/07	(1)	5,580	5,580
1	Northeast Ohio Regional Sewer Dist. Rev.
	TOB VRDO	3.680%	12/7/07	(1)	11,860	11,860

Ohio Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Ohio Air Quality Dev. Auth. PCR
	(Ohio Edison Co.) VRDO	3.710%	12/3/07	LOC	11,230	11,230
1	Ohio Building Auth. Rev.
	(Administration Building Fund) TOB VRDO	3.670%	12/7/07	(4)	12,000	12,000
1	Ohio Building Auth. Rev.
	(Administration Building Fund) TOB VRDO	3.670%	12/7/07	(4)	3,175	3,175
	Ohio Common Schools GO VRDO	3.600%	12/7/07		2,400	2,400
	Ohio GO VRDO	3.600%	12/7/07		1,490	1,490
1	Ohio GO TOB VRDO	3.660%	12/7/07		4,095	4,095
1	Ohio GO TOB VRDO	3.660%	12/7/07		5,000	5,000
1	Ohio GO TOB VRDO	3.670%	12/7/07		2,565	2,565
1	Ohio GO TOB VRDO	3.680%	12/7/07		10,270	10,270
1	Ohio GO TOB VRDO	3.680%	12/7/07		3,985	3,985
1	Ohio GO TOB VRDO	3.820%	12/7/07	(2)	7,525	7,525
1	Ohio GO TOB VRDO	3.820%	12/7/07		5,310	5,310
1	Ohio GO TOB VRDO	3.820%	12/7/07		5,280	5,280
	Ohio Higher Educ. Capital Fac. Rev.	5.000%	12/1/07		3,000	3,000
1	Ohio Higher Educ. Capital Fac. Rev. TOB VRDO	3.660%	12/7/07		5,155	5,155
	Ohio Higher Educ. Fac. Comm. Rev.
	(Case Western Reserve Univ.) CP	3.550%	12/11/07		6,800	6,800
	Ohio Higher Educ. Fac. Comm. Rev.
	(Case Western Reserve Univ.) CP	3.450%	2/13/08		10,800	10,800
	Ohio Higher Educ. Fac. Comm. Rev.
	(Case Western Reserve Univ.) VRDO	3.660%	12/3/07		24,500	24,500
	Ohio Higher Educ. Fac. Comm. Rev.
	(Case Western Reserve Univ.) VRDO	3.600%	12/7/07		6,650	6,650
	Ohio Higher Educ. Fac. Comm. Rev.
	(College Mount St. Joseph) VRDO	3.610%	12/7/07	LOC	15,400	15,400
	Ohio Higher Educ. Fac. Comm. Rev.
	(Kenyon College) VRDO	3.600%	12/7/07		14,000	14,000
	Ohio Higher Educ. Fac. Comm. Rev.
	(Pooled Financing) VRDO	3.600%	12/7/07	LOC	9,725	9,725
1	Ohio Higher Educ. Fac. Comm. Rev.
	(Univ. of Dayton) TOB VRDO	3.620%	12/7/07	(2)	5,820	5,820
	Ohio Higher Educ. Fac. Comm. Rev. VRDO	3.600%	12/7/07	LOC	2,935	2,935
1	Ohio Higher Educ. GO TOB VRDO	3.660%	12/7/07		4,875	4,875
1	Ohio Higher Educ. GO TOB VRDO	3.670%	12/7/07		10,705	10,705
1	Ohio Higher Educ. GO TOB VRDO	3.670%	12/7/07		17,570	17,570
1	Ohio Housing Finance Agency Mortgage Rev.
	TOB VRDO	3.650%	12/7/07		7,020	7,020
1	Ohio Housing Finance Agency Mortgage Rev.
	TOB VRDO	3.700%	12/7/07		5,255	5,255
1	Ohio Housing Finance Agency Mortgage Rev.
	TOB VRDO	3.720%	12/7/07		4,360	4,360
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.620%	12/7/07		8,580	8,580
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.620%	12/7/07		9,040	9,040
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.660%	12/7/07		7,750	7,750
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.660%	12/7/07		10,000	10,000
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.660%	12/7/07		14,000	14,000
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.670%	12/7/07		5,000	5,000
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.680%	12/7/07		5,000	5,000
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.720%	12/7/07		8,000	8,000
	Ohio Housing Finance Agency Mortgage Rev. VRDO	3.720%	12/7/07		2,000	2,000
1	Ohio Housing Finance Agency Rev. TOB VRDO	3.790%	12/7/07		4,000	4,000
1	Ohio Infrastructure Improvement GO TOB VRDO	3.660%	12/7/07		7,230	7,230
	Ohio Infrastructure Improvement GO VRDO	3.600%	12/7/07		1,100	1,100

Ohio Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ohio Major New State Infrastructure Project Rev.	5.000%	6/15/08	5,475	5,512
	Ohio PCR (Sohio Air British Petroleum Co.) VRDO	3.600%	12/3/07	8,000	8,000
	Ohio Solid Waste Rev.
	(BP Exploration & Oil Inc.) VRDO	3.700%	12/3/07	14,725	14,725
	Ohio Solid Waste Rev.
	(BP Exploration & Oil Inc.) VRDO	3.700%	12/3/07	3,140	3,140
	Ohio Solid Waste Rev.
	(BP Exploration & Oil Inc.) VRDO	3.700%	12/3/07	5,000	5,000
	Ohio Solid Waste Rev.
	(BP Exploration & Oil Inc.) VRDO	3.700%	12/3/07	15,405	15,405
	Ohio Solid Waste Rev.
	(BP Exploration & Oil Inc.) VRDO	3.700%	12/3/07	7,625	7,625
1	Ohio State Higher Ed 2006 Eclipse Trust
	TOB VRDO	3.670%	12/7/07 (3)	4,990	4,990
	Ohio State Univ. CP	3.540%	12/11/07	8,500	8,500
	Ohio State Univ. CP	3.550%	12/13/07	7,400	7,400
	Ohio State Univ. General Receipts Athens VRDO	3.600%	12/7/07 (4)	510	510
	Ohio State Univ. General Receipts Rev. VRDO	3.530%	12/7/07	10,700	10,700
1	Ohio Turnpike Comm. Turnpike Rev. TOB PUT	3.750%	2/28/08 (3)	7,675	7,675
1	Ohio Turnpike Comm. Turnpike Rev. TOB VRDO	3.710%	12/7/07 (3)	16,500	16,500
	Ohio Water Dev. Auth. PCR
	(FirstEnergy Nuclear) VRDO	3.660%	12/7/07 LOC	1,500	1,500
	Ohio Water Dev. Auth. PCR
	(FirstEnergy) VRDO	3.600%	12/7/07 LOC	13,250	13,250
	Ohio Water Dev. Auth. PCR
	(FirstEnergy) VRDO	3.600%	12/7/07 LOC	18,000	18,000
	Ohio Water Dev. Auth. PCR
	(Ohio Edison Co.) VRDO	3.700%	12/3/07 LOC	10,000	10,000
1	Ohio Water Dev. Auth. PCR TOB VRDO	3.700%	12/7/07	5,525	5,525
1	Ohio Water Dev. Auth. Rev.
	(Drinking Water Fund) TOB VRDO	3.650%	12/7/07	4,925	4,925
	Ohio Water Dev. Auth. Rev. (Pure Water) VRDO	3.600%	12/7/07 (1)	9,460	9,460
1	Ohio Water Dev. Auth. Rev. TOB VRDO	3.620%	12/7/07	14,980	14,980
	Orrville Ohio Ind. Dev. (American
	Weather Seal Co.) VRDO	3.680%	12/7/07 LOC	7,465	7,465
1	Pickerington OH Local School Dist. GO TOB VRDO	3.670%	12/7/07 (1)	5,000	5,000
	Port of Greater Cincinnati OH Dev.
	Auth. Rev. (National Underground
	Railroad Freedom Center) VRDO	3.600%	12/7/07 LOC	4,000	4,000
	Portage County OH BAN	4.000%	10/3/08	6,700	6,727
	Powell OH BAN	4.500%	4/24/08	3,500	3,512
	Rickenbacker OH Port Auth. Econ. Dev. Rev.
	(YMCA of Central Ohio) VRDO	3.630%	12/7/07 LOC	6,810	6,810
	Stow OH BAN	4.000%	5/9/08	17,145	17,171
1	Sugarcreek OH Local School Dist. TOB VRDO	3.680%	12/7/07 (4)	6,890	6,890
	Summit County OH Rev.
	(Western Reserve Academy) VRDO	3.600%	12/7/07 LOC	5,600	5,600
	Toledo OH City Services Special Assessment VRDO	3.600%	12/7/07 LOC	4,000	4,000
	Toledo OH City Services Special Assessment VRDO	3.600%	12/7/07 LOC	9,000	9,000
	Union Township OH BAN	4.250%	9/17/08	9,000	9,045
	Univ. of Cincinnati OH General Receipts BAN	4.500%	1/24/08	6,518	6,525
	Univ. of Cincinnati OH General Receipts VRDO	3.680%	12/7/07 (2)	10,000	10,000
	Univ. of Toledo OH General Receipts VRDO	3.650%	12/3/07 (3)	19,590	19,590
	Willoughby OH BAN	4.000%	11/28/08	6,350	6,389
Total Municipal Bonds (Cost $1,157,994)					1,157,994

Ohio Tax-Exempt Money Market Fund

Market
Value•
($000)
Other Assets and Liabilities (0.9%)
Other Assets—Note B	17,790
Liabilities	(7,355)
10,435
Net Assets (100%)
Applicable to 1,168,397,053 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,168,429
Net Asset Value Per Share	$1.00

At November 30, 2007, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	1,168,428	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	1	—
Unrealized Appreciation	—	—
Net Assets	1,168,429	$1.00

•	See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $486,136,000, representing 41.6% of net assets.

2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2007.

Ohio Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	39,408
Total Income	39,408
Expenses
The Vanguard Group—Note B
Investment Advisory Services	89
Management and Administrative	662
Marketing and Distribution	278
Custodian Fees	8
Auditing Fees	17
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	1,063
Expenses Paid Indirectly—Note C	(5)
Net Expenses	1,058
Net Investment Income	38,350
Realized Net Gain (Loss) on Investment Securities Sold	109
Change in Unrealized Appreciation (Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets Resulting from Operations	38,459

Ohio Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,350	31,014
Realized Net Gain (Loss)	109	(30)
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	38,459	30,984
Distributions
Net Investment Income	(38,350)	(31,014)
Realized Capital Gain	—	—
Total Distributions	(38,350)	(31,014)
Capital Share Transactions (at $1.00)
Issued	974,813	892,693
Issued in Lieu of Cash Distributions	35,571	28,845
Redeemed	(878,352)	(795,420)
Net Increase (Decrease) from Capital Share Transactions	132,032	126,118
Total Increase (Decrease)	132,141	126,088
Net Assets
Beginning of Period	1,036,288	910,200
End of Period	1,168,429	1,036,288

Ohio Tax-Exempt Money Market Fund

Financial Highlights

	Year Ended November 30,
For a Share Outstanding
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.036	.033	.022	.011	.009
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.036	.033	.022	.011	.009
Distributions
Dividends from Net Investment Income	(.036)	(.033)	(.022)	(.011)	(.009)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.036)	(.033)	(.022)	(.011)	(.009)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	3.63%	3.30%	2.21%	1.06%	0.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,168	$1,036	$910	$798	$741
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.13%	0.13%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.57%	3.26%	2.19%	1.06%	0.94%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Ohio Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $94,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, custodian fee offset arrangements reduced the fund’s expenses by $5,000.

D. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Ohio Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	242	7,034	42,147
Yield	3.9%	—	—
Yield to Maturity	4.0%[3]	3.8%	4.0%
Average Coupon	5.0%	5.0%	5.0%
Average Effective
Maturity	6.8 years	9.9 years	13.4 years
Average Quality	AA+	AAA	AA+
Average Duration	5.4 years	6.2 years	7.2 years
Expense Ratio	0.13%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.97
Beta	0.93	1.09

Distribution by Maturity (% of portfolio)

Under 1 Year	6.8%
1–5 Years	28.3
5–10 Years	51.5
10–20 Years	12.5
20–30 Years	0.9

Distribution by Credit Quality (% of portfolio)

AAA	74.0%
AA	18.3
A	6.1
BBB	1.6

Investment Focus

1 Lehman 10 Year Municipal Bond Index.

2 Lehman Municipal Bond Index.

3 Before expenses.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 43.

Ohio Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Ohio Long-Term Tax-Exempt Fund[1]	2.71%	4.58%	5.24%	$16,673
Lehman Municipal Bond Index	2.71	4.68	5.30	16,760
Lehman 10 Year Municipal Bond Index	3.51	4.71	5.35	16,839
Average Ohio Municipal Debt Fund[2]	1.48	3.74	4.11	14,956

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

Ohio Long-Term Tax-Exempt Fund

Fiscal Year Total Returns (%): November 30, 1997–November 30, 2007
				Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.6%	5.2%	7.8%	8.1%
1999	–6.9	4.8	–2.1	–0.4
2000	3.2	5.6	8.8	7.7
2001	3.7	5.2	8.9	8.2
2002	1.8	4.9	6.7	6.7
2003	2.8	4.6	7.4	6.9
2004	–1.0	4.5	3.5	4.0
2005	–1.2	4.4	3.2	3.0
2006	1.6	4.5	6.1	6.2
2007	–1.6	4.3	2.7	3.5

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Ohio Long-Term Tax-Exempt Fund[2]	6/18/1990	2.87%	3.71%	0.41%	4.80%	5.21%

1 Lehman 10 Year Municipal Bond Index.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 36 for dividend and capital gains information.

Ohio Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Municipal Bonds (101.7%)
Adams County OH School Dist. GO	5.550%	12/1/09 (1)	1,000	1,002
Akron OH GO	5.500%	12/1/18 (1)	1,315	1,404
Akron OH Income Tax Rev.
(Community Learning Center)	5.000%	12/1/27 (3)	6,300	6,494
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/14 (2)	2,625	2,766
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/15 (2)	2,865	3,019
American Muni. Power Ohio Inc. (Omega JV)	5.250%	1/1/16 (2)	1,015	1,069
American Muni. Power Ohio Inc.
Electricity Purchase Rev.	5.000%	2/1/13	3,000	3,152
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,420
Amherst OH Exempt Village School Dist. GO	5.750%	12/1/11 (3)(Prere.)	1,300	1,420
Avon OH Local School Dist. GO	5.250%	12/1/13 (1)(Prere.)	2,400	2,642
Bowling Green OH City School Dist. School Fac.
Construction & Improvement GO	5.000%	12/1/34 (4)	7,005	7,351
Bowling Green State Univ. Ohio
General Receipts Rev.	5.750%	6/1/10 (3)(Prere.)	1,190	1,273
Bowling Green State Univ. Ohio
General Receipts Rev.	5.750%	6/1/10 (3)(Prere.)	2,250	2,407
Buckeye OH Tobacco Settlement
Financing Corp. Rev.	5.125%	6/1/24	5,000	4,721
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,570	1,724
Butler County OH GO	5.250%	12/1/12 (Prere.)	1,655	1,818
Butler County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.000%	5/15/31 (3)	5,000	5,086
Butler County OH Sewer System Rev.	5.375%	12/1/09 (3)(Prere.)	1,230	1,292
Butler County OH Waterworks Rev.	5.250%	12/1/21 (2)	4,000	4,340
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	950	1,029
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	805	872
Canal Winchester OH Local School Dist. GO	5.500%	12/1/11 (3)(Prere.)	1,080	1,170
Canal Winchester OH Local School Dist. GO	5.000%	6/1/15 (1)(Prere.)	3,030	3,326
Centerville OH City School Dist. GO	5.000%	12/1/30 (4)	9,260	9,666
Chillicothe OH City School Dist.	5.250%	12/1/14 (3)(Prere.)	1,745	1,939
Cincinnati OH City School Dist. Classroom Fac.
Construction & Improvement	5.250%	12/1/28 (3)	4,000	4,492
Cincinnati OH City School Dist. GO	5.375%	12/1/11 (1)(Prere.)	3,350	3,613
Cincinnati OH City School Dist. GO	5.000%	12/1/13 (4)(Prere.)	5,525	6,008
Cincinnati OH City School Dist. Improvement GO	5.000%	12/15/32 (4)	1,000	1,039
Cincinnati OH Water System Rev.	5.500%	6/1/11 (Prere.)	1,380	1,481
Cincinnati OH Water System Rev.	5.500%	6/1/11 (Prere.)	2,000	2,147
Cincinnati OH Water System Rev.	5.000%	12/1/23 (1)	6,000	6,383

Ohio Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Cincinnati OH Water System Rev.	5.000%	12/1/32	4,000	4,206
	Cleveland OH Airport System Rev.	5.000%	1/1/31 (4)	7,575	7,843
	Cleveland OH GO	5.375%	9/1/10 (2)	1,000	1,057
	Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,415	1,520
	Cleveland OH GO	5.500%	12/1/10 (3)(Prere.)	1,135	1,219
	Cleveland OH GO	5.500%	12/1/11 (3)	1,340	1,435
	Cleveland OH GO	5.375%	9/1/12 (2)	1,000	1,089
	Cleveland OH GO	5.250%	8/1/13 (3)(Prere.)	2,400	2,630
	Cleveland OH GO	5.500%	10/1/20 (2)	7,350	8,416
	Cleveland OH GO	5.000%	10/1/21 (2)	2,920	3,097
	Cleveland OH GO	5.500%	10/1/22 (2)	3,870	4,444
	Cleveland OH School Dist. GO	0.000%	12/1/08 (3)(ETM)	400	387
	Cleveland OH State Univ. Rev.	5.250%	6/1/19 (3)	2,825	3,052
	Cleveland OH State Univ. Rev.	5.000%	6/1/30 (3)	8,065	8,444
	Cleveland OH Water Works Rev.	5.000%	1/1/17	3,000	3,274
	Cleveland OH Water Works Rev.	5.000%	1/1/19	2,000	2,168
1	Cleveland OH Water Works Rev.	5.500%	1/1/21 (1)	9,635	10,980
	Cleveland OH Water Works Rev.	5.000%	1/1/37 (1)	3,000	3,131
	Columbus OH City School Dist. School Fac.
	Construction & Improvement GO	5.250%	12/1/14 (4)(Prere.)	2,390	2,656
	Columbus OH City School Dist. School Fac.
	Construction & Improvement GO	5.250%	12/1/14 (4)(Prere.)	2,070	2,300
	Columbus OH GO	5.000%	9/1/11	5,000	5,307
	Columbus OH GO	5.000%	6/15/12	7,955	8,518
	Columbus OH GO	5.000%	9/1/16	9,225	10,201
	Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,144
	Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,144
	Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	1,710	1,833
	Cuyahoga County OH (Capital Improvement) GO	5.750%	12/1/10 (Prere.)	2,000	2,144
	Cuyahoga County OH Hosp. Rev.
	(Cleveland Clinic Foundation)	6.000%	1/1/32	10,000	10,877
	Cuyahoga County OH Hosp. Rev.
	(Cleveland Clinic Foundation) VRDO	3.520%	12/3/07	10,800	10,800
	Dayton OH City School Dist. (School Fac.)	5.000%	12/1/29 (3)	8,000	8,238
	Defiance OH Waterworks System GO	5.650%	12/1/08 (2)(Prere.)	1,130	1,177
	Erie County OH Hosp. Fac. Rev.
	(Firelands Regional Medical Center)	5.500%	8/15/22	1,750	1,828
	Erie County OH Hosp. Fac. Rev.
	(Firelands Regional Medical Center)	5.250%	8/15/46	5,000	5,069
	Fairborn OH City School Dist.
	School Improvement GO	5.500%	12/1/16 (3)	1,840	1,985
	Fairborn OH City School Dist.
	School Improvement GO	5.375%	12/1/20 (3)	1,200	1,277
	Fairfield County OH Hosp. Rev.
	(Lancaster-Fairfield Hosp.)	5.375%	6/15/15 (1)	3,000	3,254
	Franklin County OH GO	5.000%	12/1/31	5,000	5,290
	Franklin County OH Hosp. Rev.
	(Trinity Health Credit Group)	5.000%	6/1/19	4,035	4,188
	Franklin County OH Hosp. Rev.
	(Trinity Health Credit Group)	5.000%	6/1/21	4,465	4,600
	Gallia County OH Hosp. Rev.
	(Holzer Medical Center)	5.125%	10/1/13 (2)	2,000	2,044
	Gallia County OH Local School Dist.	5.000%	12/1/26 (4)	2,075	2,185
	Gallia County OH Local School Dist.	5.000%	12/1/27 (4)	2,180	2,291
	Gallia County OH Local School Dist.	5.000%	12/1/30 (4)	5,000	5,243
	Gallia County OH Local School Dist.	5.000%	12/1/33 (4)	5,000	5,240

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Gallipolis Ohio City School Dist. (School Fac.)	5.000%	12/1/30 (1)	4,040	4,237
Garfield Heights OH City School Dist.
School Improvement GO	5.500%	12/15/11 (1)(Prere.)	1,640	1,777
Greater Cleveland OH Regional Transp. Auth. GO	5.375%	12/1/08 (3)(Prere.)	1,665	1,714
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	6/1/14 (3)(Prere.)	1,270	1,402
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/20 (3)	1,185	1,278
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/21 (3)	1,245	1,342
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/23 (3)	1,380	1,478
Hamilton County OH Convention Center Fac.
Auth. Rev. Second Lien	5.250%	12/1/24 (3)	185	198
Hamilton County OH Econ. Dev. Rev.
(King Highland Community Urban)	5.250%	6/1/28 (1)	7,290	7,800
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.200%	5/15/09 (1)	1,365	1,385
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/19 (3)	2,865	3,075
Hamilton County OH Hosp. Fac. Rev.
(Cincinnati Children’s Hosp.)	5.500%	5/15/20 (3)	3,020	3,236
Hamilton County OH Sales Tax Rev.	5.000%	12/1/25 (2)	5,000	5,255
Hamilton County OH Sales Tax Rev.	5.000%	12/1/26 (2)	5,000	5,244
Hamilton County OH Sales Tax Rev.
(Hamilton County Football)	5.500%	6/1/08 (1)(Prere.)	575	587
Hamilton County OH Sewer System Rev.	5.450%	12/1/09 (3)	3,250	3,386
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (1)(Prere.)	965	1,030
Hamilton County OH Sewer System Rev.	5.625%	6/1/10 (1)(Prere.)	755	805
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (1)(Prere.)	1,355	1,455
Hamilton County OH Sewer System Rev.	5.250%	12/1/11 (1)(Prere.)	1,000	1,074
Hamilton County OH Sewer System Rev.	5.000%	12/1/31 (1)	5,300	5,554
Hamilton OH City School Dist. GO	5.000%	12/1/34 (4)	2,250	2,366
Highland OH Local School Dist.
School Improvement GO	5.750%	12/1/11 (4)(Prere.)	1,510	1,649
Hilliard OH School Dist. GO	0.000%	12/1/12 (3)	3,220	2,673
Hilliard OH School Dist. GO	0.000%	12/1/13 (3)	3,220	2,558
Hilliard OH School Dist. GO	0.000%	12/1/14 (3)	2,720	2,063
Hilliard OH School Dist. GO	0.000%	12/1/15 (3)	3,720	2,697
Hilliard OH School Dist. GO	5.250%	12/1/16 (3)	2,000	2,155
Hilliard OH School Dist. GO	5.000%	12/1/27 (1)	2,895	3,025
Huron County OH Hosp. Fac. Rev.
(Fisher-Titus Medical Center)	5.250%	12/1/37	3,475	3,483
Indian Hill OH Exempt Village School
Dist. Hamilton County GO	5.500%	12/1/11 (Prere.)	1,295	1,404
Jackson OH Local School Dist. Stark & Summit
Counties Construction & Improvement	5.250%	6/1/14 (3)(Prere.)	4,350	4,803
Lake County OH Hosp. Fac. Rev.
(Lake Hosp. System Inc.)	5.375%	8/15/08 (2)(Prere.)	2,900	2,968
Lake Ohio Local School Dist. Stark County OH GO	5.750%	12/1/10 (3)(Prere.)	1,000	1,072
Little Miami Ohio Local School Dist.	5.250%	12/1/16 (4)(Prere.)	3,235	3,645
Logan Hocking OH Local School Dist. GO	5.500%	12/1/11 (1)(Prere.)	1,675	1,814
Lorain County OH GO	5.500%	12/1/22 (3)	1,500	1,609
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	6.000%	9/1/08 (1)	1,250	1,272
Lorain County OH Hosp. Fac. Rev.
(Catholic Healthcare Partners)	5.400%	10/1/21	4,000	4,164

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (1)(ETM)	5,360	5,423
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.750%	11/15/14 (1)	640	648
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/15 (2)	2,500	2,621
Lucas County OH Hosp. Rev.
(ProMedica Health Care)	5.625%	11/15/17 (2)	2,075	2,175
Mad River OH Local School Dist. GO	5.750%	12/1/12 (3)(Prere.)	1,195	1,330
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,140	2,381
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	3,000	3,338
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,095	2,331
Marysville OH Exempt Village School Dist. COP	5.250%	6/1/15 (1)(Prere.)	2,035	2,264
Marysville OH WasteWater Treatment System Rev.	5.000%	12/1/31 (10)	2,720	2,842
Marysville OH WasteWater Treatment System Rev.	5.000%	12/1/37 (10)	7,545	7,877
Mason OH City School Dist.
School Improvement GO	5.000%	12/1/35	2,000	2,102
Miami Univ. of Ohio General Receipts Refunding	5.250%	12/1/20 (2)	2,000	2,153
Middletown OH City School Dist. GO	5.000%	12/1/23 (4)	5,345	5,699
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,425	1,570
Milford OH Exempt Village School Dist.
School Improvement GO	6.000%	12/1/11 (4)(Prere.)	1,600	1,763
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.500%	9/1/11 (Prere.)	3,270	3,523
Montgomery County OH Rev.
(Catholic Health Initiatives)	5.000%	5/1/30	7,630	7,696
New Albany Plain OH Local School Dist. GO	5.500%	6/1/12 (3)(Prere.)	500	546
New Albany Plain OH Local School Dist. GO	5.500%	12/1/17 (3)	675	732
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/11 (2)	1,200	1,038
Nordonia Hills OH Local School Dist. GO	0.000%	12/1/12 (2)	1,700	1,414
North Olmsted OH GO (Library Improvement)	5.500%	12/1/10 (3)(Prere.)	1,355	1,443
Oak Hills OH Local School Dist. GO	7.200%	12/1/09 (1)	1,625	1,746
Ohio Building Auth. Rev. (State Correctional Fac.)	5.750%	4/1/10 (Prere.)	2,000	2,132
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/11 (Prere.)	1,500	1,605
Ohio Building Auth. Rev. (State Fac. Art Building)	5.500%	4/1/11 (Prere.)	1,585	1,696
Ohio Building Auth. Rev. (State Fac.
Highway Safety Building Fund)	5.500%	10/1/17 (4)	1,305	1,398
Ohio Building Auth. Rev. (State Fac.
Highway Safety Building Fund)	5.500%	10/1/18 (4)	1,380	1,469
Ohio Common Schools GO VRDO	3.600%	12/7/07	485	485
Ohio GO	4.500%	9/15/22 (1)	5,000	5,104
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.500%	10/1/12 (Prere.)	5,000	5,485
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.000%	12/1/13 (2)(Prere.)	3,885	4,224
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.250%	12/1/26 (1)	3,520	3,961
Ohio Higher Educ. Fac. Comm. Rev.
(Case Western Reserve Univ.)	5.000%	12/1/27 (2)	2,115	2,186
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.500%	11/1/11 (Prere.)	1,000	1,090
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.000%	11/1/25	5,535	5,845
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.000%	11/1/26	5,815	6,126

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Higher Educ. Fac. Comm. Rev.
(Denison Univ.)	5.000%	11/1/32	6,595	6,915
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.850%	4/1/09 (1)(Prere.)	2,875	3,025
Ohio Higher Educ. Fac. Comm. Rev.
(John Carroll Univ.)	5.000%	4/1/32	3,415	3,452
Ohio Higher Educ. Fac. Comm. Rev.
(Kenyon College)	5.000%	7/1/41	5,000	5,021
Ohio Higher Educ. Fac. Comm. Rev.
(Mount Union College) VRDO	3.600%	12/7/07 LOC	1,330	1,330
Ohio Higher Educ. Fac. Comm. Rev.
(Northern Univ.)	5.000%	5/1/26	5,275	5,390
Ohio Higher Educ. Fac. Comm. Rev.
(Oberlin College)	5.000%	10/1/33	5,000	5,150
Ohio Higher Educ. Fac. Comm. Rev.
(Otterbein College)	5.000%	12/1/37 (11)	5,605	5,716
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. Hospitals Health System)	5.250%	1/15/46	9,000	9,084
Ohio Higher Educ. Fac. Comm. Rev.
(Univ. of Dayton)	5.375%	12/1/16 (2)	1,795	1,928
Ohio Highway Capital Improvements GO	5.250%	5/1/09	5,000	5,136
Ohio Highway Capital Improvements Rev.	5.000%	5/1/11	2,800	2,957
Ohio Highway Capital Improvements Rev.	5.250%	5/1/12	6,805	7,345
Ohio State Univ. General Receipts Rev.	5.250%	6/1/23	3,000	3,190
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/18	3,150	3,324
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/19	2,235	2,358
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/20	1,570	1,657
Ohio Turnpike Comm. Turnpike Rev.	5.500%	2/15/24 (3)	5,000	5,707
Ohio Water Dev. Auth. PCR	5.125%	12/1/07 (1)(Prere.)	1,900	1,919
Ohio Water Dev. Auth. PCR	5.000%	12/1/11	4,030	4,294
Ohio Water Dev. Auth. PCR	5.500%	6/1/21	6,435	7,434
Ohio Water Dev. Auth. PCR	5.500%	6/1/23	2,155	2,499
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,170	2,360
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,735	2,974
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.375%	6/1/12 (Prere.)	2,100	2,284
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.000%	6/1/14 (Prere.)	6,300	6,864
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/22	4,690	5,443
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	6/1/23	1,225	1,420
Ohio Water Dev. Auth. Rev.
(Fresh Water Improvement)	5.500%	12/1/23	1,115	1,297
Ohio Water Dev. Auth. Rev. (Pure Water)	7.000%	12/1/09 (2)(ETM)	620	639
Olentangy OH Local School Dist. GO	5.500%	6/1/12 (4)(Prere.)	1,200	1,310
Olentangy OH Local School Dist. GO	5.500%	12/1/16 (4)	30	33
Olentangy OH Local School Dist. GO	5.000%	12/1/30 (4)(Prere.)	5,000	5,243
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.250%	6/1/14 (3)(Prere.)	1,400	1,546
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.500%	6/1/14 (3)(Prere.)	1,300	1,454
Olentangy OH Local School Dist. School Fac.
Construction & Improvement	5.500%	6/1/14 (3)(Prere.)	2,750	3,076

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.)	5.250%	11/1/08 (Prere.)	2,000	2,052
Parma OH Hosp. Improvement Rev.
(Parma Community General Hosp.) VRDO	3.610%	12/7/07 LOC	3,320	3,320
Port of Greater Cincinnati OH Dev. Auth. Rev.
(National Underground Railroad
Freedom Center) VRDO	3.600%	12/7/07 LOC	2,800	2,800
Reynoldsburg OH School Dist. GO	0.000%	12/1/09 (3)	1,465	1,365
Reynoldsburg OH School Dist. GO	0.000%	12/1/10 (3)	1,465	1,316
Richland County OH GO	6.950%	12/1/11 (2)	450	451
Richland County OH GO	5.400%	12/1/15 (2)	1,120	1,122
Rocky River OH City School Dist. GO	5.375%	12/1/17	2,200	2,424
Salem OH Hosp. Rev. VRDO	3.570%	12/7/07 LOC	800	800
Sugarcreek OH Local School Dist. GO	5.250%	12/1/13 (1)(Prere.)	1,215	1,338
Summit County OH GO	6.250%	12/1/10 (3)(Prere.)	1,420	1,556
Summit County OH GO	6.500%	12/1/10 (3)(Prere.)	2,000	2,205
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,910	2,141
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,595	1,788
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,420	1,592
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	1,800	2,018
Summit County OH GO	5.750%	12/1/12 (3)(Prere.)	2,020	2,265
Summit County OH Sanitary
Sewer System Improvement GO	5.500%	12/1/11 (3)(Prere.)	1,015	1,108
Tallmadge OH City School Dist.	5.000%	12/1/28 (4)	3,030	3,165
Teays Valley OH Local School Dist. GO	5.000%	12/1/27 (1)	3,040	3,187
Tri Valley OH Local School Dist. GO	5.500%	12/1/16 (3)	1,255	1,399
Tri Valley OH Local School Dist. GO	5.500%	12/1/19 (3)	1,785	2,040
Univ. of Akron OH General Receipts Rev.	5.500%	1/1/10 (3)(Prere.)	2,545	2,685
Univ. of Cincinnati OH COP	5.500%	6/1/14 (1)	1,000	1,060
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,285	1,401
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	2,500	2,726
Univ. of Cincinnati OH General Receipts	5.750%	6/1/11 (3)(Prere.)	1,500	1,636
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,880	3,127
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,000	2,171
Univ. of Cincinnati OH General Receipts	5.375%	6/1/12 (Prere.)	2,595	2,817
Univ. of Cincinnati OH General Receipts	5.000%	6/1/28 (1)	5,000	5,259
Univ. of Cincinnati OH General Receipts VRDO	3.680%	12/7/07 (2)	15,000	15,000
Univ. of Toledo OH General Receipts	5.250%	6/1/11 (3)(Prere.)	1,080	1,150
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	2,000	2,147
Westerville OH City School Dist. GO	5.500%	6/1/11 (1)(Prere.)	1,225	1,315
Woodridge OH School Dist. GO	6.800%	12/1/14 (2)	2,000	2,253
Wooster OH School Dist. GO	0.000%	12/1/09 (4)	2,195	2,049
Wooster OH School Dist. GO	0.000%	12/1/10 (4)	2,265	2,041
Wooster OH School Dist. GO	0.000%	12/1/11 (4)	2,315	2,009

Outside Ohio:
Puerto Rico GO	5.000%	7/1/14 (Prere.)	1,260	1,377
Puerto Rico GO	5.500%	7/1/20 (1)	1,600	1,803
Puerto Rico GO	5.500%	7/1/29	1,500	1,611
Puerto Rico GO	5.000%	7/1/34	740	729
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/14 (Prere.)	3,400	3,810
Puerto Rico Muni. Finance Agency	5.250%	8/1/19 (4)	3,000	3,202
Puerto Rico Muni. Finance Agency	5.250%	8/1/20 (4)	2,500	2,668
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.500%	7/1/21 (1)	2,000	2,252
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	3,005	3,253
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	995	1,080
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	305	373

Ohio Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/54 (2)	3,500	316
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/56	6,400	488
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/17	2,000	2,093
Total Municipal Bonds (Cost $716,677)				733,110
Other Assets and Liabilities (–1.7%)
Other Assets—Note B				13,598
Payables for Investment Securities Purchased				(22,200)
Other Liabilities				(3,662)
				(12,264)
Net Assets (100%)
Applicable to 60,678,720 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				720,846
Net Asset Value Per Share				$11.88

At November 30, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	707,220	$11.66
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(2,974)	(.05)
Unrealized Appreciation
Investment Securities	16,433.27
Futures Contracts	167	—
Net Assets	720,846	$11.88

•	See Note A in Notes to Financial Statements.

1 Securities with a value of $741,000 have been segregated as initial margin for open futures contracts.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Ohio Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Ohio Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	29,169
Total Income	29,169
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative	613
Marketing and Distribution	155
Custodian Fees	5
Auditing Fees	22
Shareholders’ Reports	8
Trustees’ Fees and Expenses	1
Total Expenses	858
Expenses Paid Indirectly—Note C	(11)
Net Expenses	847
Net Investment Income	28,322
Realized Net Gain (Loss)
Investment Securities Sold	(312)
Futures Contracts	(1,476)
Realized Net Gain (Loss)	(1,788)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(7,846)
Futures Contracts	237
Change in Unrealized Appreciation (Depreciation)	(7,609)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,925

Ohio Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,322	24,103
Realized Net Gain (Loss)	(1,788)	2,364
Change in Unrealized Appreciation (Depreciation)	(7,609)	7,061
Net Increase (Decrease) in Net Assets Resulting from Operations	18,925	33,528
Distributions
Net Investment Income	(28,322)	(24,103)
Realized Capital Gain[1]	(1,798)	(3,552)
Total Distributions	(30,120)	(27,655)
Capital Share Transactions—Note F
Issued	213,999	118,274
Issued in Lieu of Cash Distributions	21,579	20,140
Redeemed	(98,407)	(76,473)
Net Increase (Decrease) from Capital Share Transactions	137,171	61,941
Total Increase (Decrease)	125,976	67,814
Net Assets
Beginning of Period	594,870	527,056
End of Period	720,846	594,870

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $303,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Ohio Long-Term Tax-Exempt Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.11	$12.00	$12.24	$12.45	$12.14
Investment Operations
Net Investment Income	.510	.521	.527	.544	.546
Net Realized and Unrealized Gain (Loss)
on Investments	(.194)	.191	(.140)	(.118)	.343
Total from Investment Operations	.316	.712	.387	.426	.889
Distributions
Dividends from Net Investment Income	(.510)	(.521)	(.527)	(.544)	(.546)
Distributions from Realized Capital Gains	(.036)	(.081)	(.100)	(.092)	(.033)
Total Distributions	(.546)	(.602)	(.627)	(.636)	(.579)
Net Asset Value, End of Period	$11.88	$12.11	$12.00	$12.24	$12.45

Total Return[1]	2.71%	6.13%	3.20%	3.51%	7.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$721	$595	$527	$499	$497
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to
Average Net Assets	4.30%	4.37%	4.32%	4.42%	4.40%
Portfolio Turnover Rate	16%	13%	22%	18%	4%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Ohio Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Ohio Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed

Ohio Long-Term Tax-Exempt Fund

capital of $59,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2007, these arrangements reduced the fund’s management and administrative expenses by $8,000 and custodian fees by $3,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2007, the fund had available realized losses of $1,647,000 to offset future net capital gains through November 30, 2015.

The fund had realized losses totaling $1,160,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2007, the cost of investment securities for tax purposes was $717,837,000. Net unrealized appreciation of investment securities for tax purposes was $15,273,000, consisting of unrealized gains of $17,263,000 on securities that had risen in value since their purchase and $1,990,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(100)	11,719	167

Unrealized appreciation (depreciation) on open futures contacts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2007, the fund purchased $242,822,000 of investment securities and sold $98,839,000 of investment securities, other than temporary cash investments.

Ohio Long-Term Tax-Exempt Fund

F. Capital shares issued and redeemed were:

	Year Ended November 30,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	18,054	9,914
Issued in Lieu of Cash Distributions	1,818	1,687
Redeemed	(8,315)	(6,415)
Net Increase (Decrease) in Shares Outstanding	11,557	5,186

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Ohio Tax-Exempt Funds and Shareholders of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Ohio Tax-Exempt Money Market Fund and Vanguard Ohio Long-Term Tax-Exempt Fund (constituting Vanguard Ohio Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard Ohio Tax-Exempt Funds

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $1,495,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Ohio Tax-Exempt Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,018.05	$0.51
Long-Term	1,000.00	1,025.20	0.61
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.57	$0.51
Long-Term	1,000.00	1,024.47	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are 0.10% for the Ohio Tax-Exempt Money Market Fund and 0.12% for the Ohio Long-Term Tax-Exempt Fund. The dollar amounts shown as "Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q960 012008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $39,000

Fiscal Year Ended November 30, 2006: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD OHIO TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD OHIO TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD OHIO TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.